Other payables and accruals	12 Months Ended
Dec. 31, 2025
Other payables and accruals [Abstract]
Other payables and accruals
17.	Other payables and accruals

	As of December 31,
	2024	2025
	RMB’000	RMB’000

Contract liabilities	32,509	27,513
Employee benefits payable	32,074	33,026
Accrued expenses	88,311	142,650
Other taxes payable	11,022	3,720
Revenue-based financing	2,604	—
Amount due to related parties (Note 30)	3,353	147,221
Others	12,098	5,218
	181,971	359,348
Included in other payables and accruals per balance sheet	179,051	358,357
Included in liabilities relating to assets classified as held for sale	2,920	991

The Group’s other payables are non-interest bearing and have an average term of three months.

Details of contract liabilities are as follows:

	As of December 31,
	2024	2025
	RMB’000	RMB’000

Advances from customers for charging service discount packages	13,955	14,313
Advances from platform users	11,669	9,256
Advances from customers for energy solutions	6,501	2,371
Others	384	1,573
	32,509	27,513
Included in other payables and accruals per balance sheet	30,644	27,508
Included in liabilities relating to assets classified as held for sale	1,865	5

Advances received from customers for charging service discount packages mainly arise from sales of VIP membership and coupons.

During the years ended December 31, 2025 and 2024, revenue recognized that was included in the contract liability balance at the beginning of the year amounted to RMB29.7 million and RMB54.1 million, respectively.

The Group has elected the practical expedient not to disclose the remaining performance obligations for its contracts with customers because the duration of the Group’s contracts with customers was expected to be one year or less.

Other taxes payable primarily represents value-added tax (“VAT”) and related surcharges and PRC individual income tax of employees withheld by the Group.